Exhibit 10.38

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

AGREEMENT

by and between

GLAXO GROUP LIMITED (d/b/a GLAXOSMITHKLINE) (“GSK”)

and

SPECTRUM PHARMACEUTICALS, INC. (“Spectrum”)

November 10, 2006 (the “Execution Date”)

WHEREAS, Spectrum and GSK are currently parties to certain pending cases in the United States District Court for the District of Delaware (the “District Court”), GSK v. Spectrum, Civil Action No. 05-99-GMS and GSK v. Spectrum, Civil Action No. 06-0558-GMS, (collectively, the “District Court Case”) related to U.S. Patent No. 5,037,845 (the “‘845 Patent”); and

WHEREAS, GSK and Spectrum wish to stipulate to the dismissal of the District Court Case with prejudice, and this Agreement (“Agreement”) sets forth terms and conditions for a stipulated dismissal of the District Court Case with prejudice; and

WHEREAS, Spectrum and Par Pharmaceutical, Inc. (“Par”) have entered into an agreement whereby Par is Spectrum’s exclusive marketing partner for Spectrum Generic Sumatriptan Products in the United States; and

WHEREAS, as a result of this Agreement there will be an opportunity for pro-competitive generic competition for Spectrum Generic Sumatriptan Products and GSK Supplied Products for human use for the treatment of migraines, which competition otherwise may not have existed until the expiration of the ‘845 Patent and its associated pediatric exclusivity; and

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

WHEREAS, this Agreement, the Supply & Distribution Agreement (as defined below) and the Stipulation of Dismissal (as defined below) are the only consideration exchanged by or on behalf of Spectrum and Par on the one side, and GSK on the other side, in reaching the agreement to dismiss the District Court Case. Spectrum and Par on one hand and GSK on the other have received no consideration from the other for their entry into this Agreement other than that which is described in this Agreement, the Supply & Distribution Agreement and the Stipulation of Dismissal. This Agreement and the Supply & Distribution Agreement, therefore, constitute Spectrum’s best independent judgment as to how most expeditiously enhance competition in the sale of Spectrum Generic Sumatriptan Products and GSK Supplied Products in the United States in light of Spectrum’s relative chances of success in the District Court Case.

NOW THEREFORE, in consideration of the promises, representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

1. All of the terms and conditions set forth in this Agreement shall be binding on the Parties. See Appendix A hereto for the definition of certain defined terms used in this Agreement.

2. The Parties enter into this Agreement, the Supply & Distribution Agreement and the Stipulation of Dismissal in an effort to avoid the risks of further litigation and contain associated fees, costs and expenses. The Parties acknowledge the sufficiency of the consideration recited herein and therein forming the basis of their agreement stated in this Agreement, the Supply & Distribution Agreement and the Stipulation of Dismissal.

3. Within one (1) business day after the Execution Date, Spectrum and GSK

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Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

shall approach the District Court and request that the trial and all associated deadlines in the District Court Case be stayed pending the Review Period and the outcome thereof pursuant to the below terms (a “Litigation Stay”). If the District Court refuses to grant a Litigation Stay in the District Court Case, for a period of three (3) business days the Parties will use reasonable efforts to accommodate the requirements of the District Court in order to get the District Court to grant such a Litigation Stay or reach another mutually acceptable resolution. [***] .

4. Within three (3) business days after the District Court grants a Litigation Stay, but in no case later than as required by the MMA (defined below), GSK and Spectrum shall comply with the provisions of the Title XI of the Medicare Prescription Drug Improvement and Modernization Act (Subtitle B – Federal Trade Commission Review) (the “MMA”) signed into law on December 8, 2003, and shall independently file this Agreement and the Supply & Distribution Agreement with the U.S. Federal Trade Commission (“FTC”) and U.S. Department of Justice (the “DOJ”). GSK and Spectrum shall use their Commercially Reasonable Efforts to coordinate the foregoing filings, and the Parties shall use their Commercially Reasonable Efforts to respond promptly to any requests for additional information made by either of such agencies. If, [***] after the [***] or the [***] or as [***] all or either of which [***]

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Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

provided that such [***]. If within such [***] the terms of this Agreement [***] shall within [***] and otherwise [***]. If the Parties agree to certain modification to the terms of this Agreement or the Supply & Distribution Agreement, as may be applicable, the Parties shall resubmit the modified agreement (or the Supply & Distribution Agreement, as may be applicable) (the “Resubmission”) for an additional Review Period. If a [***] with respect to the [***] they shall [***] shall within [***]. In the event of [***] shall be deemed to have [***].

5. Within three (3) business days after the later of: [***]

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[***], pursuant to Rule 41(a)(1), Fed. R. Civ. P., GSK and Spectrum shall file the Stipulation of Dismissal in the form attached hereto as Appendix B (the “Stipulation of Dismissal”) dismissing with prejudice all claims and counterclaims in the District Court Case. The date upon which the District Court dismisses the District Court Case against all parties thereto pursuant to the Stipulation of Dismissal shall be referred to herein as the “Dismissal Effective Date”. If the District Court does not enter the Stipulation of Dismissal, this Agreement and the Supply & Distribution Agreement shall automatically become null and void as of the Execution Date and GSK and Spectrum shall within two (2) business days thereafter jointly request that the District Court lift its stay in the District Court Case. In the event [***], the Parties [***] provided that such [***] by way of example, [***] to contain [***] or to take such [***]. For the avoidance of doubt, [***] due to an issue concerning the [***].

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6. So as to [***] with a [***] against such [***] provided by applicable law.

7. Within [***] after the [***] all appropriate [***] provided, however, [***] to the extent required by [***].

8. Consistent with the representations, warranties and covenants made in this Agreement, the Supply & Distribution Agreement and the Stipulation of Dismissal, as of the Execution Date Spectrum and each of its respective predecessors, successors, parents, subsidiaries, Affiliates, divisions, general partners, limited partners, and assigns (collectively, the “Spectrum Releasees”), fully, finally and forever release, relinquish, acquit, and discharge GSK and each of its respective predecessors, successors, parents, subsidiaries, Affiliates, divisions, general partners, limited partners, and assigns, (collectively, the “GSK Releasees”) of and from, and covenant not to sue, not to assign to any other entity a right to sue, and not to authorize any other entity to sue, any GSK Releasee for, any and all claims, counterclaims, defenses, demands, causes of action, suits, damages, debts, liabilities, obligations, rights, and set-offs of any and all kind or description whatsoever, including costs, expenses, and attorneys’ fees (collectively,

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“Losses”), known or unknown, suspected or unsuspected, asserted or unasserted, in law or equity, on which no judgment has yet been rendered, from the beginning of the world to the Execution Date that [***] or that arise out of any claim, counterclaim, affirmative defense, act, transaction, series of transactions, fact, omission, or matter that [***] (collectively, “Acts”). Consistent with the representations, warranties and covenants made in this Agreement, the Supply & Distribution Agreement and the Stipulation of Dismissal, as of the Execution Date, GSK and each of the other GSK Releasees, fully, finally and forever release, relinquish, acquit, and discharge the Spectrum Releasees of and from, and covenant not to sue, not to assign to any other entity a right to sue, and not to authorize any other entity to sue, any Spectrum Releasee for, any and all Losses, known or unknown, suspected or unsuspected, asserted or unasserted, in law or equity, on which no judgment has yet been rendered, from the beginning of the world to the Execution Date that [***].

9.(a) Subject to the entry by the District Court of the Stipulation of Dismissal and ruling with respect to the District Court Case and not any other case, Spectrum and its respective Affiliates each hereby admit that the manufacture, having manufactured, use, sale, offering for sale, or importing of Products will infringe the ‘845 Patent and admit that the ‘845 Patent is valid and enforceable. Spectrum and its respective Affiliates each hereby agree and covenant that they shall [***].

(b)(i) As of the Dismissal Effective Date, GSK hereby grants to Spectrum an exclusive (except only as to: (A) GSK (and its Affiliates) for GSK’s

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Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Imitrex® (or other GSK owned or controlled trademark) branded Sumatriptan products, and [* * *], waiver of Sumatriptan Pediatric Exclusivity effective as of the Launch Date with respect to Spectrum Generic Sumatriptan Products in the United States, so as to allow Spectrum to sell and have sold Spectrum Generic Sumatriptan Products in the United States as of and after the Launch Date (but in no event shall Spectrum or its respective Affiliates, directly or indirectly, sell or have sold Spectrum Generic Sumatriptan Products in the United States prior to the Launch Date). For the avoidance of doubt, the foregoing waiver shall only apply to Spectrum Generic Sumatriptan Products in [* * *] forms and [* * *], nothing herein shall affect or prohibit GSK from granting waivers of Sumatriptan Pediatric Exclusivity as [* * *] forms of Sumatriptan products (such as [* * *]). GSK agrees and acknowledges that from the Execution Date until the Supply Termination Date (as defined in the Supply & Distribution Agreement), that GSK shall exclusively license to and supply Spectrum with Generic Equivalent Products for sale in the United States [* * *]. GSK hereby represents that it [* * *].

(ii) Additionally, [***] of any [* * *] or may later [***]

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Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

[***] as of and after the [***].

(iii) Spectrum may assign the waiver of Sumatriptan Pediatric Exclusivity [***] that is granted to it above to a Third Party of Spectrum’s choosing (the “Spectrum Assignee”); provided, (i) such assignment shall be subject to and contingent upon the Spectrum Assignee agreeing in advance, in a duly authorized and executed written agreement, to be bound by the terms of this Agreement; (ii) in such written agreement the Spectrum Assignee shall agree to be fully and unconditionally liable to GSK for all of GSK’s costs and damages relating to or arising from any breach of this Agreement by the Spectrum Assignee (and its Affiliates), and GSK shall be named as a third party beneficiary in such written agreement; (iii) any such assignment shall not be further assignable, licensable, or transferable in any manner whatsoever by the Spectrum Assignee (except in the event of the acquisition of all or substantially all of the assets of the Spectrum Assignee); and (iv) within five (5) days after the execution of such written agreement GSK shall be provided with written notice as to the identity of such Spectrum Assignee. For the avoidance of doubt, in the event Spectrum were to assign the waiver of Sumatriptan Pediatric Exclusivity [***] to a Spectrum Assignee, such waiver [***] shall apply to the Spectrum Assignee and Spectrum would continue to be a beneficiary of such waiver [***] provided only Spectrum or the Spectrum Assignee (not both) shall market and sell Products in the United States at any one time. Spectrum hereby represents and GSK hereby acknowledges that Spectrum has assigned to Par such rights and that Par is the current Spectrum Assignee.

(c) GSK shall provide Spectrum reasonable cooperation in connection with the waiver of Sumatriptan Pediatric Exclusivity [***] detailed in Paragraph 9(b), including providing notices to the U.S. Food and Drug Administration (“FDA”) in substantially the form attached hereto as Appendix D (or such other form as

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Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

FDA may require) verifying the existence of such waiver [* * *] to support an approval of the Spectrum ANDAs and not opposing the FDA’s Final Approval of the Spectrum Generic Sumatriptan Products for sale in the United States as of and after the Launch Date. [* * *].

(d)(i) As consideration for the foregoing rights granted in Paragraph 9(b), Spectrum shall remit to GSK (or its Affiliate) [* * *] percent ([* * *]%) of Net Sales of Spectrum Generic Sumatriptan Products in the United States (the “Net Sales Split”), and Spectrum’s Net Sales Split obligation to GSK shall automatically become effective as of the Launch Date. Spectrum’s Net Sales Split obligation to GSK shall automatically terminate on February 6, 2009; provided, however, if after February 6, 2009 a Spectrum Generic Sumatriptan Product continues to fall under a valid claim of a granted and enforceable patent owned or controlled by GSK (or its Affiliate) Spectrum’s Net Sales Split obligation with respect to such Spectrum Generic Sumatriptan Product shall continue until the date that is [* * *] ([* * *]) [* * *] after the Launch Date (or such earlier date the Spectrum Generic Sumatriptan Product no longer falls under a valid claim of a granted and enforceable patent owned or controlled by GSK (or its Affiliate)).

(ii) Within [* * *] ([* * *]) days after the end of each Calendar Quarter in which a sale of Spectrum Generic Sumatriptan Products has been made in the United States, Spectrum shall submit to GSK a written report (the “Net Sales Split Report”) containing the following information regarding such preceding Calendar Quarter: an itemized accounting and calculation of the total Net Sales of Spectrum

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Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Generic Sumatriptan Products sold during such preceding Calendar Quarter in the United States and the amount of any Net Sales Split due GSK on such Net Sales, such report to include information in sufficient detail reasonably necessary for GSK to confirm the accuracy of the amount of the Net Sales Split due GSK, if any, during such preceding Calendar Quarter. Concurrent with the submission of a Net Sales Split Report to GSK, Spectrum shall also remit payment to GSK of any and all Net Sales Splits due GSK for such preceding Calendar Quarter in the United States. All Net Sales Split Reports shall be considered to be Spectrum confidential information.

(iii) Any payment due GSK (or its Affiliate) from Spectrum that is past due under this Agreement shall bear interest at a rate equal to the lesser of (i) Prime Rate plus [* * *] percent ([* * *]%) per year, or (ii) the maximum rate permitted by applicable law, calculated based on the number of days that the payment is delinquent. Spectrum shall make all payments to GSK (or its Affiliate) in lawful money of the United States by electronic transfer to an account designated by GSK, or by such other means as may be agreed in advance by both Parties.

(iv) GSK shall be responsible for and shall pay all taxes payable on any Net Sales Splits by Spectrum to GSK. Spectrum and GSK shall bear sole responsibility for payment of compensation to their respective personnel, employees or subcontractors and for all employment taxes and withholding with respect to such compensation pursuant to applicable law. Spectrum shall have the right to withhold taxes in the event that the revenue authorities in any country require the withholding of taxes on amounts paid hereunder to GSK. Any tax, duty or other levy paid or required to be withheld by Spectrum on account of Net Sales Split payments payable to GSK under this Agreement shall be deducted from the amount of the Net Sales Split due GSK. Spectrum shall secure and promptly send to GSK proof of such taxes, duties or other levies withheld and paid by Spectrum or its Affiliates for the benefit of GSK. Each Party agrees to cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.

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Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

(v) Spectrum shall keep complete and accurate written records of all Net Sales of Spectrum Generic Sumatriptan Products to the extent commercially reasonably possible. All such applicable records shall be maintained by Spectrum for the period required by applicable law or a period of five (5) years from the date of the record’s creation, whichever is longer.

(vi) Upon the written request of GSK (but not more frequently than once per calendar year), GSK shall have the right, within sixty (60) days after receipt of written confirmation that the Auditor (defined below) is reasonably satisfactory to Spectrum (as set forth below), starting as of the Launch Date and during the term of this Agreement [***] to have an independent certified public accountant, satisfactory to Spectrum in Spectrum’s reasonable discretion, (the “Auditor”) inspect Spectrum’s records with respect to the transactions contemplated by this Agreement for the preceding [***] during the term (but not more than one time for any period) for the sole purpose of determining the accuracy of the Net Sales Split Reports and the associated Net Sales Split payments made to GSK under this Agreement. Spectrum shall permit the Auditor to have reasonable confidential access, during normal business hours and upon having given reasonable prior notice, to such records of Spectrum as may be necessary to verify Spectrum’s compliance with the Net Sales Split payments due hereunder for the preceding [***]. The Auditor shall reach its conclusion as quickly as possible but in no event more than a period of thirty (30) days following the inspection, and notify the Parties of its conclusion in writing. Under no circumstances shall the Auditor report to GSK the wholesale prices at which Spectrum sold the Spectrum Generic Sumatriptan Products. In the event the Auditor concludes that there was an underpayment of the Net Sales Split to GSK, the underpayment shall be paid by Spectrum within thirty (30) days after the date Spectrum receives such Auditor’s

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Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

written report. The Auditor may not be employed on a contingency basis. In the event the Auditor concludes that there was an overpayment of the Net Sales Split to GSK, the overpayment shall be credited toward future Net Sales Split payments to be paid by Spectrum to GSK under this Agreement; provided, however, that in the event no further Net Sales Split payments shall become due under this Agreement, said overpayment shall be paid by GSK to Spectrum within thirty (30) days after the date GSK receives such Auditor’s written report. If the underpayment of the Net Sales Split is greater than [* * *] percent ([* * *]%) of the Net Sales Split determined by the Auditor to be payable to GSK, the reasonable fees and expenses charged by the Auditor shall be paid by Spectrum, otherwise GSK shall pay the reasonable fees and expenses charged by such Auditor. The Auditor shall report to GSK only its conclusions as to whether Spectrum is in compliance with the Net Sales Split obligations and the amount of any underpayment or overpayment. The Auditor inspecting records of Spectrum shall execute a written confidentiality agreement reasonably satisfactory to Spectrum and GSK.

(e) In the event the Launch Date occurs [***], Spectrum and its respective Affiliates hereby acknowledge and agree that [***]. In the event [***]

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[***], pursuant to the provisions of this Agreement. [***].

10. Nothing in this Agreement shall be deemed or implied to be, and the Parties disclaim all implied rights to, the grant by any of the Parties to the other Party of any right, title or interest in any product, intellectual property rights (including the ‘845 Patent and all ex-U.S. counterparts thereof), any formulation technology or know-how, manufacturing technology or know-how, operating procedures, marketing materials or strategies, intangibles, material or proprietary rights of the other in all countries of the world, except as expressly set forth in this Agreement.

11. Each Party represents and warrants to the other that (a) it has the requisite corporate authority to enter into this Agreement and the Stipulation of Dismissal, (b) this Agreement and the Stipulation of Dismissal do not and will not conflict with any other agreements to which it or any of its Affiliates may be a party, (c) except as expressly set forth in Paragraph 4, to the extent that any approval or authorization is necessary for its valid and lawful execution, delivery and performance of this Agreement, the Supply & Distribution Agreement or the Stipulation of Dismissal, such approval or authorization has been obtained, and (d) this Agreement and the Stipulation of Dismissal are binding obligations of it and its Affiliates, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium,

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reorganization and similar laws affecting creditors’ rights generally, and to general equitable principles. This Agreement may be amended or supplemented at any time by mutual agreement of the Parties, provided that any such amendment or supplement must be in a writing explicitly referring hereto and approved by all necessary corporate action.

12. Except as set forth herein, this Agreement and the rights herein shall not be assigned or otherwise transferred without the written consent of both Parties, such written consent not to be unreasonably withheld or delayed; provided, however, that the prior written consent of the other Party shall not be required for a Party to assign any of its rights, or delegate or subcontract the performance of any of its obligations hereunder to an Affiliate or pursuant to a sale of substantially all of the assets of the Party, merger, consolidation, reorganization or other similar transaction. Each Party represents and warrants that it has not sold or conveyed or otherwise transferred any claim, demand or cause of action related to the District Court Case that it has or had against the other Party.

13. This Agreement, the Supply & Distribution Agreement and the Stipulation of Dismissal represent the entire understanding and agreement of the Parties and Par with regard to the matters addressed herein, and there are no other agreements between the Parties and Par that affect, change, alter, or bear on that understanding or agreement. This Agreement is the product of negotiation and preparation by the Parties and their respective attorneys, and the Parties, therefore, expressly acknowledge and agree that this Agreement shall be deemed jointly prepared and drafted by all of the Parties and their attorneys, and shall be construed accordingly. Mistakes of fact or law shall not constitute grounds for modification, avoidance or rescission of this Agreement.

14. The Parties may state publicly that the District Court Case has been settled on terms that are confidential, and no public announcement concerning the existence of, terms, or subject matter of this Agreement shall be made, either directly or indirectly, by

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any Party, without first obtaining the approval of the other Party and agreement upon the nature and text of such public announcement or disclosure which such agreement and approval shall not be unreasonably withheld, except, in the opinion of legal counsel for the Party desiring to make such public announcement, as may be legally required by (i) the applicable law, including the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, (ii) the listing standards or agreements of any national or international securities exchange or The NASDAQ Stock Market or other similar laws of a governmental authority or agency, (iii) to respond to an inquiry of a governmental authority or agency, or (iv) in a judicial, administrative or arbitration proceeding, in all instances seeking appropriate confidential treatment of this Agreement and the subject matter thereof and the Parties shall agree on any redacted forms of the Agreement that are filed publicly, such agreement not to be unreasonably withheld or delayed. The Parties shall keep this Agreement and the Stipulations of Dismissal and their provisions confidential using at least the level of care they use for their own proprietary information. Despite the foregoing, the Parties understand that the Stipulation of Dismissal may become a matter of public record, at least to some extent, through the District Court, and to the extent, and only the extent, that the Stipulation of Dismissal becomes a matter of public record, there shall be no obligation of confidentiality regarding the Stipulation of Dismissal. If a Party believes that the disclosure of all or portions of this Agreement, the Supply & Distribution Agreement or the Stipulation of Dismissal is required by applicable law, then that Party shall inform the other Parties in sufficient time prior to any such disclosure to allow the other Parties to seek a protective order prior to any such disclosure. Each Party agrees that it shall cooperate fully with the others with respect to all disclosures regarding this Agreement or the Supply & Distribution Agreement to any governmental or regulatory agencies or any court, including requests for confidential treatment of proprietary information of any Party included in any such disclosure. If the District Court dismisses the District Court Case, the Parties shall honor the protective order and destroy or return all of the other Party’s confidential information. [***]

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Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

15. GSK and Spectrum shall each bear their own costs and legal fees associated with the District Court Case and the negotiation and preparation of this Agreement and the Supply & Distribution Agreement.

16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Nothing in this Agreement shall prevent the Parties from asserting or pursuing any claim to enforce the terms of this Agreement. All Parties consent to the personal jurisdiction in Delaware courts for purposes of enforcing this Agreement.

17. This Agreement may be signed by the Parties in separate counterparts, each of which when so executed shall be deemed an original, and all of which when taken together shall constitute the original Agreement. The Parties agree to accept facsimile copies of the executed Agreement from one another as an original of same.

18. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party.

19. The waiver by either Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of the other Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

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20. Notices required or permitted under this Agreement shall be in writing and sent by prepaid registered or certified air mail or by overnight express mail (e.g., FedEx), or by telefacsimile confirmed by prepaid registered or certified air mail letter or by overnight express mail (e.g., FedEx) (failure of such confirmation shall not affect the validity of such notice by telefacsimile to the extent the receipt of such notice is confirmed by the act of the receiving Party (e.g., a telefacsimile of the receiving Party submitting its receipt of such notice)), and shall be deemed to have been properly served to the addressee upon receipt of such written communication, to the following addresses of the Parties:

If to Spectrum:

Spectrum Pharmaceuticals, Inc.

Attn: General Counsel

157 Technology Drive

Irvine, CA 92618

Fax: (949) 788-6706

If to GSK:

SmithKline Beecham Corporation (d/b/a GlaxoSmithKline)

One Franklin Plaza (Mail Code FP 2230)

P.O. Box 7929

Philadelphia, Pennsylvania 19101, USA

Attention: [***]

Fax: [***]

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and:

SmithKline Beecham Corporation (d/b/a GlaxoSmithKline)

One Franklin Plaza (Mail Code FP 2230)

P.O. Box 7929

Philadelphia, Pennsylvania 19101, USA

Attention: [***]

                  [***],

                  [***]

Facsimile: [***]

[Signatures Appear on the Following Page]

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Execution Date.

GLAXO GROUP LIMITED

By:	/s/ Charles Dadswell

Name:	Charles Dadswell

Title:	Vice President

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

SPECTRUM PHARMACEUTICALS, INC.

By:	/S/ Rajesh C. Shrotriya, M.D.

Name:	Rajesh C. Shrotriya, M.D.

Title:	Chairman, CEO and President

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

APPENDIX A

Certain Definitions

As used in this Agreement, the following terms, whether used in the singular or plural, shall have the following meanings:

“A Rated” shall mean the product in question has been assigned an “A” rating signifying that the FDA has classified the product as “therapeutically equivalent” to the particular product in question, applying the definition of “therapeutically equivalent” set forth in the preface to the current edition of the then current FDA publication “Approved Drug Products With Therapeutic Equivalence Evaluations” (the “Orange Book”).

“Affiliate” shall mean any Person which controls, is controlled by, or is under common control with the applicable Person. For purposes of this definition, “control” shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such Person; and (b) in the case of non-corporate entities, direct or indirect ownership of at least 50% of the equity interest or the power to direct the management and policies of such noncorporate entities.

“Calendar Quarter” shall mean each of the three (3) month periods during a calendar year starting on the first of January, April, July and October.

“Commercially Reasonable Efforts” shall mean with respect to a Party, efforts and diligence in accordance with business matters in the pharmaceutical industry that are of high importance to the Party and which are consistent with the subject Party’s reasonable and sound business and legal judgment.

“FDA” shall mean the U.S. Food and Drug Administration, or any successor agency thereto.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

“Final Approval” shall mean final approval (not including any tentative approval) required from the FDA to enable the marketing and sale of a pharmaceutical product in the United States.

“Generic Equivalent” shall mean any prescription Sumatriptan Succinate injection [* * *] for human use that is supplied or manufactured by or for GSK (or its Affiliates) under a GSK owned or controlled NDA for sale in the United States as a generic equivalent to the applicable strength and form of GSK’s Imitrex® (Sumatriptan Succinate) injection [* * *]. For the avoidance of doubt, Generic Equivalents shall not include any product marketed and sold under GSK’s Imitrex® trademark.

“Launch Date” shall mean [* * *]:

[* * *]

[* * *]

[* * *].

“Net Sales” shall mean the aggregate gross sales (“Gross Sales”) amount invoiced for Spectrum Generic Sumatriptan Products to distributors and customers (for purposes of this definition, collectively, “customer”):

(1) less the following deductions relating to such sales to the extent such deductions are consistent with the normal practice in the pharmaceutical products industry and are related solely to Spectrum Generic Sumatriptan Products:

a) [* * *];

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

b) [***];

c) [***];

d) [***];

e) [***];

f) [***];

g) [***]; and

h) [***].

The foregoing deductions from Gross Sales shall only be deducted once and only

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

to the extent not otherwise deducted from Gross Sales. Spectrum shall be responsible for payment of rebates or other price reductions required pursuant to applicable law to be made by Spectrum based on its sales of Spectrum Generic Sumatriptan Products to any governmental or regulatory authority in respect of any state or federal Medicare, Medicaid or similar programs.

In the event that Spectrum sells Spectrum Generic Sumatriptan Products as part of a bundle or group sale with other products not covered by this Agreement, and Spectrum provides a discount, allowance or rebate to the purchaser of such products based on the invoiced prices for all products sold, such discount must be allocated pro-rata based on the selling prices of such products before taking into account the discount, allowance or rebate on Spectrum Generic Sumatriptan Products provided as part of such bundle.

In the event that a Spectrum Generic Sumatriptan Product is sold or otherwise commercially exploited in a manner such that the above means of calculating Net Sales is not possible or otherwise is inappropriate, the Parties agree to negotiate in good faith a reasonable mechanism for fairly calculating the “Net Sales” resulting from such sales or other commercial exploitation. Net Sales shall be determined in accordance with the accrual method of accounting in accordance with USA generally accepted accounting principles (“GAAP”) applied in a consistent manner.

“Person” shall mean any natural person, corporation, unincorporated organization, partnership, association, joint stock company, joint venture, limited liability company, trust or government, or any agency or political subdivision of any government, or any other entity.

“Prime Rate” shall mean the rate of interest that Citibank N.A. lists as its prime

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

lending rate on the last day of the applicable Calendar Quarter, or if such rate is not available, the prime lending rate listed in the New York City, USA version of The Wall Street Journal on the last day of the applicable Calendar Quarter.

“Products” shall mean all injectable [* * *] prescription pharmaceutical drug products in all dosages and presentations thereof for human use consisting of or containing Sumatriptan. Products shall include all Spectrum Generic Sumatriptan Products and GSK Supplied Products.

“Spectrum ANDAs” shall mean ANDA Nos. [* * *] and [* * *] (relating to a [* * *], respectively), in the form and content in which such ANDAs exists as of the Effective Date, (subject to amendments permitted by FDA rules and regulations), and the subsequent ANDA owned or controlled by Spectrum covering the [* * *].

“Spectrum Generic Sumatriptan Injection Products” shall mean the prescription generic Sumatriptan Succinate injection product (i) in the [* * *] form developed and manufactured by Spectrum for human use in the United States and (ii) any [* * *]. Additionally, if by January 1, 2008 GSK has not given notice of its commitment to so supply (on an exclusive or non-exclusive basis) Spectrum with a Generic Equivalent of the Imitrex® [* * *] presentation, Spectrum Generic Sumatriptan Injection Products shall also include the prescription generic Sumatriptan Succinate injection product in the [* * *] presentation for human use in the United States that is the generic to GSK’s Imitrex® (Sumatriptan Succinate) injection product in the [* * *] presentation approved under GSK’s NDA No. [* * *].

[* * *]

“Spectrum Generic Sumatriptan Products” shall mean, collectively, the [* * *] the Spectrum Generic Sumatriptan Injection Products.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

“Sumatriptan” shall mean, collectively Sumatriptan Succinate [* * *].

“Sumatriptan Succinate” shall mean sumatriptan succinate, a selective 5-hydroxytryptamine (5-HT1) receptor subtype agonist chemically designated as “3-[2-(dimethylamino)ethyl]-N-methyl-indole-5-methanesulfonamide succinate (1:1)”.

[* * *]

“Sumatriptan Pediatric Exclusivity” shall mean the marketing exclusivity rights granted to GSK (or its Affiliate) by the FDA for Pediatric Exclusivity under Section 505A of the Federal Food, Drug and Cosmetic Act related to Sumatriptan as applied to the ‘845 Patent.

“Third Party” shall mean any Person other than Spectrum or GSK, or an Affiliate of any of them.

“Third Party Generic Sumatriptan Injection Product” shall mean any Third Party’s prescription generic Sumatriptan Succinate injection ([* * *]) product for human use that has received Final Approval and is A Rated to the applicable GSK Imitrex® (Sumatriptan) injection approved under GSK’s NDA [* * *]; provided that such Third Party Generic Sumatriptan Injection Product is not licensed, distributed or sold in the United States by (or with) Spectrum (or its Affiliates) or made from a finished or semi-finished dosage form formulated for use in the United States with direct or indirect support provided knowingly by Spectrum (or its Affiliates). For the avoidance of doubt, Third Party Generic Sumatriptan Injection Product shall not include Spectrum Generic Sumatriptan Injection Products, GSK Supplied Product or any Sumatriptan injection product sold under GSK’s Imitrex® trademark.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

[* * *]

“Third Party Generic Sumatriptan Product” shall mean, collectively, [* * *] the Third Party Generic Sumatriptan Injection Product.

[* * *] shall mean, [* * *], based on [* * *] under which all [* * *] for each of the [* * *]. By way of example, if the [* * *] has occurred for the [* * *] apply only to the [* * *] and shall not mean the [* * *].

“Trigger Date” shall mean, [* * *]

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

“United States” shall mean the United States of America (including the Commonwealth of Puerto Rico) its possessions and territories, and U.S. military or U.S. government installations that are under the purview of the FDA.

Spectrum and GSK are sometimes collectively referred to in this Agreement as the “Parties” and separately as a “Party.”

The word “including” or any variation thereof means “including without limitation” or any variation thereof and shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

APPENDIX B

Stipulation of Dismissal

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

GLAXO GROUP LTD d/b/a GLAXOSMITHKLINE, Plaintiff, - against - SPECTRUM PHARMACEUTICALS, INC., Defendant.	Civil Action No. 05-99 (GMS)

STIPULATIONS AND ORDER OF DISMISSAL

Plaintiff and Counterclaim-Defendant Glaxo Group Ltd d/b/a GlaxoSmithKline and Defendant and Counterclaim-Plaintiff Spectrum Pharmaceuticals, Inc. hereby stipulate by and through their respective attorneys that all claims, counterclaims and defenses in the above-entitled action (“the Litigation”) are dismissed with prejudice pursuant to Rules 41(a) and 41(c) of the Federal Rules of Civil Procedure without costs or attorneys’ fees to either party. In support thereof, the Parties now stipulate as follows.

1. In the above captioned action, Plaintiff alleged that Defendant infringed U.S. Patent Number 5,037,845 (“the ‘845 Patent”) by Defendant’s submission of Abbreviated New Drug Application No. 077332 (“Defendant’s ANDA”) to the United States Food and Drug Administration (“FDA”).

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

2. Defendant’s ANDA was submitted to the FDA under 21 U.S.C. § 355(j), and sought FDA approval for certain drug products containing as their active ingredient sumatriptan succinate. Defendant’s ANDA has received tentative approval from the FDA.

3. Plaintiff and Defendant have reached an agreement to settle the Litigation, which is set forth in this Stipulation and Order of Dismissal, a separate Settlement Agreement, and a separate Supply and Distribution Agreement, each of which is being executed contemporaneously. As a result of this settlement there will be early procompetitive generic competition for sumatriptan succinate injectable products in the United States, which competition otherwise would not have existed at least until the expiration of Plaintiff’s ‘845 patent together with the ‘845 patent’s period of pediatric exclusivity, had Plaintiff prevailed in the Litigation. The settlement allows generic entry of sumatriptan succinate injectable products in advance of expiration of Plaintiff’s ‘845 patent’s period of pediatric exclusivity.

4. This Stipulation and Order of Dismissal, the Settlement Agreement and the Supply and Distribution Agreement are the only consideration exchanged by or on behalf of Plaintiff, on the one side, and Defendant, on the other side, in reaching the agreement to settle the Litigation. Neither Plaintiff nor Defendant has received from each other any consideration for their entry into this settlement other than that which is

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

described in those three documents. This settlement therefore constitutes Defendant’s and Plaintiff’s best independent judgment as to how best settle the Litigation and Defendant’s best independent judgment as to how most expeditiously and competitively to sell sumatriptan succinate injectable products in the United States in light of Defendant’s relative chances of success in the Litigation.

5. All Claims, Counterclaims and Defenses in this Litigation should be and hereby are dismissed with prejudice.

6. Each party to this Litigation will bear its own costs and attorneys’ fees.

SO STIPULATED:

Dated: December     , 2006

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Jack B. Blumenfeld (#1014)	Edmund D. Johnson (# 2257)
Julie Heaney (#3052)	Peter B. Ladig (# 3513)
MORRIS, NICHOLS, ARSHT & TUNNELL LLP	THE BAYARD FIRM
1201 N. Market Street	222 Delaware Avenue, Suite 900
P.O. Box 1347	P.O. Box 25130
Wilmington, DE 19899	Wilmington, DE 19899
(302) 658-9200	(302) 655-5000

Attorneys for Plaintiff and Counterclaim-Defendant Glaxo Group	Attorneys for Defendant and Counterclaim-Plaintiff
Ltd d/b/a GlaxoSmithKline	Spectrum Pharmaceuticals, Inc.

Of counsel:	Of counsel:

Evan R. Chesler	Edgar H. Haug
Richard J. Stark	Daniel G. Brown
David Greenwald	FROMMER LAWRENCE & HAUG LLP
Andrei Harasymiak	745 Fifth Avenue
CRAVATH, SWAINE & MOORE LLP	New York, New York 10151
825 Eighth Avenue	(212) 588-0800
New York, NY 10019

- and –	- and -

Robert M. Baechtold	Maximilian Grant
Nicholas M. Cannella	Amanda Hollis
Leisa M. Smith	LATHAM & WATKINS LLP
Colleen Tracy	555 Eleventh Street, NW, Suite 1000
FITZPATRICK, CELLA, HARPER & SCINTO	Washington, DC 20004
30 Rockefeller Plaza	(202) 637-2200
New York, New York 10112

SO ORDERED:

United States District Judge

Dated:

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

GLAXO GROUP LTD d/b/a GLAXOSMITHKLINE, Plaintiff, - against - SPECTRUM PHARMACEUTICALS, INC., Defendant.	Civil Action No. 06-558 (GMS)

STIPULATIONS AND ORDER OF DISMISSAL

Plaintiff and Counterclaim-Defendant Glaxo Group Ltd d/b/a GlaxoSmithKline and Defendant and Counterclaim-Plaintiff Spectrum Pharmaceuticals, Inc. hereby stipulate by and through their respective attorneys that all claims, counterclaims and defenses in the above-entitled action (“the Litigation”) are dismissed with prejudice pursuant to Rules 41(a) and 41(c) of the Federal Rules of Civil Procedure without costs or attorneys’ fees to either party. In support thereof, the Parties now stipulate as follows.

1. In the above captioned action, Plaintiff alleged that Defendant infringed U.S. Patent Number 5,037,845 (“the ‘845 Patent”) by Defendant’s submission of Abbreviated New Drug Application No. 78-294 (“Defendant’s ANDA”) to the United States Food and Drug Administration (“FDA”).

2. Defendant’s ANDA was submitted to the FDA under 21 U.S.C.

- i -

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

§ 355(j), and sought FDA approval for certain drug products containing as their active ingredient sumatriptan succinate. Defendant’s ANDA is currently pending with the FDA and has not yet been approved.

3. Plaintiff and Defendant have reached an agreement to settle the Litigation, which is set forth in this Stipulation and Order of Dismissal, a separate Settlement Agreement, and a separate Supply and Distribution Agreement, each of which is being executed contemporaneously. As a result of this settlement there will be early procompetitive generic competition for sumatriptan succinate injectable products in the United States, which competition otherwise would not have existed at least until the expiration of Plaintiff’s ‘845 patent together with the ‘845 patent’s period of pediatric exclusivity, had Plaintiff prevailed in the Litigation. The settlement allows generic entry of sumatriptan succinate injectable products in advance of expiration of Plaintiff’s ‘845 patent’s period of pediatric exclusivity.

4. This Stipulation and Order of Dismissal, the Settlement Agreement and the Supply and Distribution Agreement are the only consideration exchanged by or on behalf of Plaintiff, on the one side, and Defendant, on the other side, in reaching the agreement to settle the Litigation. Neither Plaintiff nor Defendant has received from each other any consideration for their entry into this settlement other than that which is described in those three documents. This settlement therefore constitutes Defendant’s

- ii -

and Plaintiff’s best independent judgment as to how best settle the Litigation and Defendant’s best independent judgment as to how most expeditiously and competitively to sell sumatriptan succinate injectable products in the United States in light of Defendant’s relative chances of success in the Litigation.

5. All Claims, Counterclaims and Defenses in this Litigation should be and hereby are dismissed with prejudice.

6. Each party to this Litigation will bear its own costs and attorneys’ fees.

SO STIPULATED:

Dated: December             , 2006

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Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Jack B. Blumenfeld (#1014)	Edmund D. Johnson (# 2257)
Julie Heaney (#3052)	Peter B. Ladig (# 3513)
MORRIS, NICHOLS, ARSHT & TUNNELL LLP	THE BAYARD FIRM
1201 N. Market Street	222 Delaware Avenue, Suite 900
P.O. Box 1347	P.O. Box 25130
Wilmington, DE 19899	Wilmington, DE 19899
(302) 658-9200	(302) 655-5000

Attorneys for Plaintiff and Counterclaim-Defendant Glaxo Group	Attorneys for Defendant and Counterclaim-Plaintiff
Ltd d/b/a GlaxoSmithKline	Spectrum Pharmaceuticals, Inc.

Of counsel:	Of counsel:

Evan R. Chesler	Edgar H. Haug
Richard J. Stark	Daniel G. Brown
David Greenwald	FROMMER LAWRENCE & HAUG LLP
Andrei Harasymiak	745 Fifth Avenue
CRAVATH, SWAINE & MOORE LLP	New York, New York 10151
825 Eighth Avenue	(212) 588-0800
New York, NY 10019

- and -	- and -

Robert M. Baechtold	Maximilian Grant
Nicholas M. Cannella	Amanda Hollis
Leisa M. Smith	LATHAM & WATKINS LLP
Colleen Tracy	555 Eleventh Street, NW, Suite 1000
FITZPATRICK, CELLA, HARPER & SCINTO	Washington, DC 20004
30 Rockefeller Plaza	(202) 637-2200
New York, New York 10112

SO ORDERED:

United States District Judge

Dated:

- iv -

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

APPENDIX C

Supply & Distribution Agreement

- v -

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

APPENDIX D

Form of FDA Notice

REQUEST FOR EXPEDITED

SELECTIVE WAIVER OF

PEDIATRIC EXCLUSIVITY

, Director	, Director
Office of Generic Drugs	Office of New Drugs
CDER	CDER
Food and Drug Administration	Food and Drug Administration
Document Control Room	Rockville, MD 20855-2773
Metro Park North II
7500 Standish Place, Room 150
Rockville, MD 20855-2773

NDA No. [* * *] for IMITREX® (Sumatriptan Succinate) Injection [* * *]of GSK’s Imitrex® (Sumatriptan) injection

ANDA Nos. [* * *] and [* * *] (relating to Sumatriptan[* * *]

REQUEST FOR EXPEDITED SELECTIVE WAIVER OF PEDIATRIC EXCLUSIVITY ASSOCIATED WITH U.S. PATENT NO. 5,037,845 AND NDA NO. [* * *] FOR IMITREX® (SUMATRIPTAN SUCCINATE) INJECTION IN FAVOR OF [SPECTRUM]

Dear                                 :

Reference is made to our NDA No. [* * *] for IMITREX® (Sumatriptan Succinate) injection forms, and the pediatric exclusivity associated with U.S. Patent No. 5,037,845 (“the ‘845 patent”), which is listed in the Orange Book in connection with the above-referenced NDA. The period of pediatric exclusivity associated with the ‘845 patent will expire February 6, 2009. Reference is also made to, and only to, the above-referenced [SPECTRUM ANDAs] for [INSERT INJECTION FORM] and no other.

The purpose of this correspondence is to notify the Agency of GlaxoSmithKline’s (“GSK”) selective and limited waiver of its pediatric exclusivity for the ‘845 patent as of [LAUNCH DATE], solely for, and only for, the above-referenced ANDAs             , and for no other. GSK wishes to selectively permit [SPECTRUM OR THE SPECTRUM ASSIGNEE], holder of the above-referenced ANDAs             , and no other party, to market the products under such ANDAs             beginning on [LAUNCH DATE], prior to the expiration of GSK’s pediatric exclusivity for the ‘845 patent on February 6, 2009.

- vi -

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Please note that GSK has no objection to the immediate final approval of [SPECTRUM] ANDAs              as of [LAUNCH DATE].

Accordingly, GSK hereby selectively waives its right to pediatric exclusivity for the ‘845 patent as of [LAUNCH DATE], as it would otherwise apply to and solely for [SPECTRUM] ANDA              for [INSERT INJECTION FORM], and for no other party or ANDA.

The Agency’s prompt attention to this matter is required and appreciated. If there are any questions regarding this correspondence, please contact the undersigned at             .

Sincerely

GLAXOSMITHKLINE

By:

Cc:	[SPECTRUM]

FDA Office of Chief Counsel

- vii -